Exhibit 10.2

                      Amendment to Asset Purchase Agreement


     WHEREAS, MIRANDA III MINING (GUYANA) INC. a corporation incorporated under the Companies Act of Guyana (hereinafter referred to as "Seller" or "Miranda III") with an address at 93 Oronoque, Queenstown, Georgetown, Guyana, and VISTA CONTINENTAL CORPORATION, a corporation formed under the laws of the State of Delaware (herein after referred to as "Purchaser" or "Vista") with an address at 6600 West Charleston Blvd, Suite 118, Las Vegas, Nevada 89146., entered into an asset purchase agreement (the "Agreement") on June 30th, 2004 for the purchase of a 40% interest in the ownership of MIRANDA I MINING (GUYANA) INC., a corporation incorporated under the Companies Act of Guyana (hereinafter referred to as "Miranda I").

     WHEREAS, the Agreement was expected to close on or before July 30, 2004, subject to the satisfactory completion of a due diligence review of the assets and liabilities of Miranda I, Miranda III, and Vista.

     WHEREAS, both parties wish to extend the time of the closing of the Agreement in order to complete their due diligence review.


     WHEREAS, the parties have mutually agreed to amend and modify the agreement;

     NOW, THEREFORE, the parties, for mutually accepted and agreed upon consideration, hereby amend and modify the Agreement as follows:


1. Section 8.1 of the Agreement shall now read as follows:

Section 8.1 Closing Date. The closing and consummation of the transactions contemplated by the Agreement (the "Closing") shall take place at a location to be mutually agreed upon by the parties on or before August 20, 2004 (the "Closing Date"). All proceedings to take place on the Closing Date shall be deemed to take place simultaneously and no delivery shall be deemed to have been made until all such proceedings have been completed.

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2. Expect as here specifically modified and amended, all other terms and conditions of the Agreement are hereby confirmed.


     WITNESS WHEREOF, the parties have executed this Agreement as of the date and year written below.


                                       VISTA CONTINENTAL CORPORATION



                                       By: ____________________________
                                           Dr. Lawrence Nash
                                           Title: President
                                           Dated: 7/28/04

                                       MIRANDA III MINING (GUYANA) INC.


                                       By: ____________________________
                                           Alberto DoCouto
                                           Title: President
                                           Dated: 7/28/04